Exhibit 99.2 Release of Private Information

CAUTIONARY STATEMENT

THE ATTACHED INFORMATION IS CONFIDENTIAL AND PROPRIETARY INFORMATION OF BPZ RESOURCES, INC. (THE "COMPANY") THAT IS SUBJECT TO A NON-DISCLOSURE AGREEMENT (THE "NDA"). THE RECIPIENT MUST NOT FORWARD TO ANY THIRD PARTY OR DISSEMINATE BEYOND THE PARTIES TO THE NDA AND THEIR ADVISORY TEAM. IN ADDITION, THE INFORMATION HEREIN MAY BE BASED UPON DATA PROVIDED BY THE COMPANY BUT CREATED BY ADVISORS RETAINED BY POTENTIAL THIRD PARTY LENDERS. THE METHODOLOGY, ANALYSIS AND INTERPRETATION MADE BY THOSE RETAINED ADVISORS WITH RESPECT TO THE DATA IS NOT KNOWN TO THE COMPANY. THE COMPANY HAD NO INPUT IN THE CREATION OR DEVELOPMENT OF THE INFORMATION CREATED BY ADVISORS FOR POTENTIAL THIRD PARTY LENDERS, NOR DID THE COMPANY PROVIDE ANY OVERSIGHT IN ITS CREATION OR QUALITY CONTROL.

THIS INFORMATION WAS NOT PREPARED FOR, AND THE COMPANY DOES NOT VIEW SUCH INFORMATION AS MATERIAL FOR, DISCLOSURE PURPOSES WITH REGARDS TO THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"), AND BELIEVES IT COULD BE MISLEADING TO PROVIDE SUCH INFORMATION TO THE INVESTING PUBLIC. THIS INFORMATION WAS PROVIDED AT THE REQUEST OF ENTITIES IN CONNECTION WITH THEIR REVIEW OF OTHER, MORE RELIABLE DATA, THE MATERIAL IMPLICATIONS OF WHICH ARE REPORTED UNDER SEC DISCLOSURE REQUIREMENTS IN THE FORMAT REQUIRED, AND WHEN REQUIRED BY SEC RULES.

BPZ Resources Inc.

Summary Output - Strip Pricing

($ in millions)	Jan-15	Feb-15	Mar-15	Apr-15	May-15	Jun-15	Jul-15	Aug-15	Sep-15	Oct-15	Nov-15	Dec-15	2015
Net Production (Mbbl/d)	*2.8*	*2.3*	*2.2*	*2.1*	*2.3*	*2.4*	*2.3*	*2.2*	*2.1*	*2.0*	*2.0*	*1.8*	*2.2*
Total Revenues after Royalties	$3.7	$3.3	$3.7	$3.5	$4.3	$4.4	$4.4	$4.2	$4.0	$3.9	$3.7	$3.6	$46.7
Lease Operating Expense	(2.6)	(2.4)	(2.9)	(2.9)	(2.9)	(2.9)	(3.0)	(2.6)	(2.6)	(2.6)	(2.6)	(2.6)	(32.4)
Gross Margin	**$1.1**	**$1.0**	**$0.8**	**$0.6**	**$1.4**	**$1.5**	**$1.4**	**$1.6**	**$1.4**	**$1.3**	**$1.2**	**$1.1**	**$14.3**
Marine Assets Operating Expense	-	(0.2)	(0.1)	(0.2)	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	(1.4)
Other Operating Costs	(0.5)	(0.3)	(0.3)	(0.3)	(0.3)	(0.3)	(0.3)	(0.3)	(0.3)	(0.3)	(0.3)	(0.3)	(3.8)
General & Administrative Expense	(3.6)	(0.6)	(1.5)	(1.6)	(1.5)	(1.4)	(1.4)	(1.3)	(1.4)	(1.3)	(1.3)	(1.3)	(18.3)
Total Other Op. & G&A Exp.	**($4.1)**	**($1.1)**	**($2.0)**	**($2.1)**	**($1.9)**	**($1.8)**	**($1.8)**	**($1.7)**	**($1.8)**	**($1.8)**	**($1.7)**	**($1.7)**	**($23.5)**
EBITDAX	**($2.9)**	**($0.2)**	**($1.2)**	**($1.5)**	**($0.5)**	**($0.3)**	**($0.4)**	**($0.1)**	**($0.3)**	**($0.4)**	**($0.6)**	**($0.7)**	**($9.2)**
Exploration Expense (GG&E)	(0.2)	(0.4)	(0.5)	(0.4)	(0.3)	(0.3)	(0.3)	(0.3)	(0.3)	(0.3)	(0.3)	(0.3)	(3.6)
EBITDA	**($3.2)**	**($0.6)**	**($1.6)**	**($1.9)**	**($0.8)**	**($0.6)**	**($0.6)**	**($0.4)**	**($0.6)**	**($0.7)**	**($0.8)**	**($0.9)**	**($12.8)**
Change in Working Capital	-	-	-	-	-	-	-	-	-	-	-	-	0.0
Cash Taxes	(0.8)	(1.2)	(2.2)	(1.4)	(0.7)	0.3	(0.0)	0.0	(0.0)	(0.0)	(0.1)	(0.1)	(6.3)
Severance Payments	-	-	-	-	(0.6)	-	-	-	-	-	(2.1)	-	(2.7)
Professional Fees	(0.3)	(0.6)	(2.9)	(0.0)	(1.6)	(1.9)	(2.1)	(2.1)	(2.1)	(2.1)	(4.9)	-	(20.7)
A: Operating Cash Flow	**($4.3)**	**($2.3)**	**($6.7)**	**($3.3)**	**($3.6)**	**($2.2)**	**($2.8)**	**($2.5)**	**($2.8)**	**($2.9)**	**($7.9)**	**($1.0)**	**($42.4)**
Albacora - Drilling	(1.9)	(2.3)	(1.9)	(2.4)	(2.0)	-	-	-	-	-	-	-	(10.5)
Albacora - Platform / Other	(0.2)	(0.9)	(0.3)	(0.3)	(0.3)	(0.3)	(0.3)	(0.3)	(0.3)	(0.3)	(0.3)	(0.3)	(4.2)
Corvina - Drilling	(2.5)	(1.8)	(2.7)	(3.2)	(2.3)	(0.2)	-	-	-	-	-	-	(12.7)
Corvina - Platform / Other	(0.5)	(0.1)	(0.8)	(0.8)	(0.8)	(0.8)	(0.6)	(0.6)	(0.6)	(0.6)	(0.6)	(0.6)	(7.7)
Asset Sales	-	-	-	-	-	-	-	-	-	-	-	-	0.0
Non-Reserve Report CapEx	(1.2)	(0.5)	(2.1)	(2.0)	(1.2)	(0.8)	(0.7)	(0.7)	(0.7)	(0.7)	(0.7)	(0.7)	(12.1)
Subtotal: Capital Expenditures	**($6.2)**	**($5.6)**	**($7.9)**	**($8.7)**	**($6.7)**	**($2.2)**	**($1.7)**	**($1.7)**	**($1.7)**	**($1.7)**	**($1.7)**	**($1.6)**	**($47.1)**
Potential Delfin - Drilling	-	-	-	-	-	-	(0.1)	(0.1)	(0.1)	(0.1)	(0.2)	(0.2)	(0.9)
Potential Delfin - Platform / Other	-	(1.7)	(0.2)	(0.2)	(0.2)	(0.2)	(0.2)	(0.2)	(0.2)	(0.2)	(0.2)	(0.2)	(3.5)
Potential Piedra Redonda - Platform / Other	(0.1)	(0.7)	(0.3)	(0.3)	(0.3)	(0.3)	(0.3)	(0.3)	(0.3)	(0.3)	(0.3)	(0.3)	(3.5)
Subtotal: Other Potential Capital Expenditures	**($0.1)**	**($2.4)**	**($0.4)**	**($0.4)**	**($0.4)**	**($0.4)**	**($0.6)**	**($0.5)**	**($0.5)**	**($0.5)**	**($0.7)**	**($0.6)**	**($7.8)**
B: Net Investing Cash Flow	**($6.4)**	**($8.0)**	**($8.3)**	**($9.1)**	**($7.1)**	**($2.6)**	**($2.2)**	**($2.2)**	**($2.2)**	**($2.2)**	**($2.3)**	**($2.3)**	**($54.9)**
A + B: Operating & Investing Cash Flow	**($10.7)**	**($10.3)**	**($15.0)**	**($12.4)**	**($10.7)**	**($4.8)**	**($5.0)**	**($4.7)**	**($5.0)**	**($5.1)**	**($10.2)**	**($3.3)**	**($97.3)**
C: Partner Obligation	-	1.0	(7.8)	2.6	(0.8)	(0.8)	(0.8)	(0.8)	(0.8)	(0.8)	(0.8)	(0.8)	(10.2)
A + B + C: Total Cash Flow	**($10.7)**	**($9.3)**	**($22.8)**	**($9.9)**	**($11.5)**	**($5.6)**	**($5.8)**	**($5.5)**	**($5.7)**	**($5.8)**	**($10.9)**	**($4.1)**	**($107.5)**
Beginning Cash	**$62.1**	**$51.5**	**$42.2**	**$19.4**	**$9.5**	**($2.0)**	**($7.5)**	**($13.3)**	**($18.8)**	**($24.5)**	**($30.3)**	**($41.3)**	**$62.1**
Change in Cash	(10.7)	(9.3)	(22.8)	(9.9)	(11.5)	(5.6)	(5.8)	(5.5)	(5.7)	(5.8)	(10.9)	(4.1)	(107.5)
Ending Cash	**$51.5**	**$42.2**	**$19.4**	**$9.5**	**($2.0)**	**($7.5)**	**($13.3)**	**($18.8)**	**($24.5)**	**($30.3)**	**($41.3)**	**($45.3)**	**($45.3)**